SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    Form 8-K



                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



          Date of Report (Date of earliest event reported) May 20, 1996



                      INTERNATIONAL FRANCHISE SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)



      DELAWARE                      33-78950                    58-1814316
(State of Organization)       (Commission File No.)           (IRS Employer
                                                          Identification Number)



                       6701 Democracy Boulevard, Suite 300
                               Bethesda, MD 20817
                    (Address of principal executive offices)


                                 (301) 897-4870
              (Registrant's telephone number, including area code)

Item 5.  Other Events

BOARD OF DIRECTORS APPROVE EXTENSION OF EXPIRATION
DATE OF CLASS A COMMON STOCK PURCHASE WARRANTS

     On Monday May 20, 1996, the Board of Directors of International Franchise Systems, Inc. extended the expiration date of its Class A Common Stock Purchase warrants from June 30, 1996 until December 31, 1996.





                                   SIGNATURES



     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on this 29th day of May, 1996.


                                           International Franchise Systems, Inc.



                                           By:/S/Colin Halpern
                                              ---------------------------------
                                              Colin Halpern
                                              President